UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2007

American Power Conversion Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	1-12432	04-2722013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

132 Fairgrounds Road West Kingston, Rhode Island	02892
(Address of principal executive offices)	(Zip Code)

(401) 789-5735

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

On February 8, 2007, American Power Conversion Corporation (APC) and Schneider Electric SA issued a joint press release announcing that they have received final clearance from the European Commission authorizing the merger of APC and Trianon Inc., an indirect, wholly-owned subsidiary of Schneider Electric SA. A copy of the press release is included as Exhibit 99.1 to this report on Form 8-K and is incorporated in this report by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by American Power Conversion Corporation and Schneider Electric SA on February 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN POWER CONVERSION CORPORATION

	By:	/s/ Robert J. Johnson
	Name:	Robert J. Johnson
	Title:	President and Chief Executive Officer
Date: February 8, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release issued by American Power Conversion Corporation and Schneider Electric SA on February 8, 2007.